OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                      Supplement dated June 15, 1999 to the

                   Prospectus dated February 26, 1999

The Prospectus of Oppenheimer Quest Capital Value Fund, Inc. is amended by adding the following to the end of the section captioned "How the Fund is

Managed" on page 14 thereof:

      AAt a meeting held on June 1, 1999, the Board of Directors of the Fund determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Quest Balanced Value Fund ("Balanced Fund"). The Board unanimously approved an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the _____ transactions _____ contemplated _____ thereby _____ (the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

      Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class A, Class B and Class C shares of Balanced Fund, (ii) these Class A, Class B and Class C shares of Balanced Fund would be distributed to the Class A, Class B and Class C shareholders of the Fund, respectively, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

      A meeting of the shareholders of the Fund is expected to be held on or about October 15, 1999 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of two-thirds of the outstanding shares of the Fund. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials which will be mailed in late August, 1999 to Fund shareholders of record on the record date (expected to be August 5, 1999). Persons who became shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.@

June 15, 1999

N1A/835/PS0835.007